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                                                                    EXHIBIT 23.2


                       [LETTERHEAD OF PRICE WATERHOUSE]


CONSENT OF INDEPENDENT ACCOUNTANTS

8 October 1997

We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated July 11, 1996, relating to the financial statements of Howmet Limited, which appears in such Prospectus.


/s/ Price Waterhouse
Price Waterhouse
Bristol, England